UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 7, 2009

TRUMP ENTERTAINMENT RESORTS, INC.

TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

1-13794	13-3818402
33-90786	13-3818407
33-90786-01	13-3818405
(Commission File Number)	(IRS Employer Identification No.)

15 South Pennsylvania Avenue

Atlantic City, New Jersey 08401

(Address of Principal Executive Offices)	(Zip Code)

609-449-5866

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On October 7, 2009, Trump Entertainment Resorts Holdings, L.P., a Delaware limited partnership (the “Partnership”), and Trump Entertainment Resorts, Inc., a Delaware corporation (“TER”, and together with the Partnership, the “Registrants”) entered into an amendment dated as of October 5, 2009 (the “Amendment”) to the Purchase Agreement, dated August 3, 2009 with BNAC, Inc., a Texas corporation (“Beal”), and Donald J. Trump (“Trump”, and together with Beal, the “New Partners”). A copy of the original purchase agreement (the “Purchase Agreement”) was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 4, 2009. A copy of the Amendment is filed as Exhibit 10.1 hereto. The following summary is qualified in its entirety by reference to the Amendment.

Pursuant to the Amendment, the parties have agreed to amend certain provisions of the Purchase Agreement, including, but not limited to, increasing the aggregate capital contributions to the Partnership payable for the partnership interests by $13.9 million to an aggregate total of $113.9 million. The additional $13.9 million will be used for the purpose of funding the payment of such amount to the holders of the Registrants’ $1.25 billion 8.5% Senior Secured Notes due 2015 pursuant to the Registrants Amended Chapter 11 Plan, which was filed with the Bankruptcy Court in connection with the Registrants Chapter 11 Cases. In addition, the New Partners consented to the Registrants and certain of their direct and indirect subsidiaries amending the Chapter 11 Plan and the Disclosure Statement related thereto. The Purchase Agreement, as amended, remains subject to the restructuring and recapitalization of the outstanding indebtedness of the Debtors pursuant to, and subject to, the consummation of the Chapter 11 Plan.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Purchase Agreement Amendment, dated as of October 5, 2009, among Trump Entertainment Resorts Holdings, L.P., Trump Entertainment Resorts, Inc., BNAC, Inc. and Donald J. Trump.

2

Pursuant to the requirements of the Exchange Act, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2009

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase Agreement Amendment, dated as of October 5, 2009, among Trump Entertainment Resorts Holdings, L.P., Trump Entertainment Resorts, Inc., BNAC, Inc. and Donald J. Trump.